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                                   EXHIBIT 23
                       CONSENT OF MCCARTER & ENGLISH, LLP






                                                          May 12, 2000



Ladies and Gentlemen:

      We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. for the quarter ended March 31, 2000, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,




                                          /s/McCarter & English, LLP
                                          --------------------------
                                          McCarter & English, LLP